Exhibit 10.2

AMENDMENT NO. 1

to

EMPLOYMENT AGREEMENT

dated March 21, 2014

by and between

AXIS Specialty U.S. Services, Inc. (the “Company”)

and

David Phillips (the “Executive”)

Dated: June 17, 2021

WHEREAS, the Company and the Executive entered into an employment agreement dated March 21, 2014 (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Executive have determined that it is in the best interests of the Company, AXIS Capital Holdings Limited and its shareholders to amend certain components of the Executive’s compensation;

NOW, THEREFORE, the Agreement is hereby amended, effective as of July 1, 2021, as follows:

1.	Section 2(a) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “575,000” in the second line thereof with “$625,000”.

2.	Section 2(c) of the Agreement (Compensation and Benefits) is hereby amended to replace the reference to “$720,000” in the fifth line thereof with “$1,000,000”.

3.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

AXIS SPECIALTY U.S. SERVICES, INC.

	By:	/s/ Noreen McMullan
	Name:	Noreen McMullan
	Title:	Executive Vice President

Accepted and Agreed:

/s/ David Phillips
David Phillips